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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                         -------------------------------
        Date of Report (Date of Earliest Event Reported): April 10, 2000

                          e.spire Communications, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

State of Delaware                   0-25314                 52-1947746
-----------------                   -------                 ----------
(State or other jurisdiction of     (Commission             (I.R.S. Employer
incorporation or organization)      File No.)               Identification No.)

12975 Worldgate Drive
Herndon, Virginia 20701
-----------------------
(Address of Principal Executive                                 (Zip Code)
Offices)

(703) 639-6000
--------------
(Registrant's telephone number,
including area code)


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Item 5. Other Events

e.spire Communications, Inc. announces that its Chief Financial Officer, John R. Polchin, resigned to join a next generation competitive local exchange carrier. e.spire expects to announce Mr. Polchin's successor by the end of this week.




                                   SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            e.spire Communications, Inc.
                                            By:

Date: April 10, 2000                        /s/ JULIETTE PRYOR
                                            ------------------------------------
                                            Juliette Pryor, General Counsel,
                                            Senior Vice President and Secretary